DIME COMMUNITY
BANCSHARES, INC.

(Nasdaq: DCOM)

Keefe, Bruyette & Woods
New York Field Trip
May 9, 2006

Overview of Dime Community Bancshares, Inc.

- $3.14 billion in Assets as of March 31, 2006
- Market Capitalization – Approx. $525 million
- Average Daily Trading – Approx. 130,000 shares
- Insider Ownership – 13.4% (excluding stock options)

Historical Earnings Per Share



Diluted Earnings Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
2000
2001
2002
2003
2004
2005
2006
Favorable Yield Curve
Refinancing and prepayment fee income boom.
Consensus Estimate
$0.90
Unfavorable Yield Curve. No Balance Sheet Growth

DIME COMMUNITY BANCSHARES, INC.



Diluted Earnings Per Share
Dividends per share
Dividend Yield = 4.0% at $14.00 price and current dividend rate
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
2000
2001
2002
2003
2004
2005

US Treasury: Historical Spot Curves



Slight cause for optimism
May 1, 2006
March 31, 2006
Major Deterrent for Balance Sheet Growth
June 1, 2004
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Rate
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
30 yr
Maturity

DIME COMMUNITY BANCSHARES, INC.

Trend in Yields and Costs



Rate on R/E Loan Originations
Avg. Cost of Deposits
Period End Target Fed Funds Rate
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Moving back toward levels prior to re-finance boom.
Kept base rates low.
Significantly lagged increase in fed funds rate.
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

DIME COMMUNITY BANCSHARES, INC.

Net Interest Margin

(Including Prepayment Fee Income and Excluding Non-Recurring Items)


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.01%
3.73%
4.28%
4.12%
3.64%
3.36%
3.21%
3.06%
3.08%
2.93%
2.89%
2.83%
2.76%
Mar-03
Mar-04
Mar-05
Mar-06
Three Months Ended

DIME COMMUNITY BANCSHARES, INC.

Loan Activity


$ In Thousands
$ Originations
Amortization Speed %
Pipeline at March 31, 2006:
$119 million
Average rate = 6.30%
Return to
Historical
Normalized
Rate
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1999
2000
2001
2002
2003
2004
2005
1Q 2006
Annualized

DIME COMMUNITY BANCSHARES, INC.

Loan Portfolio: Distribution by Property Type (March 31, 2006)



50%
40%
30%
20%
10%
0%
46%
25%
23%
5%
1%
0%
0%
Pure Multi-family
Residential Mixed
Commercial
One to Four Family
Construction and Land Acquisition
Coop Apt
Multi LOC

Loans Maturing or Repricing by Year

(with current weighted average rate)



$800,000
$600,000
$400,000
$200,000
$0
Combined $1.37 billion at average rate of 5.40%
7.20%
6.55%
5.30%
5.38%
5.55%
4.99%
2006
2007
2008
2009
2010
2011
Beyond

DIME COMMUNITY BANCSHARES, INC.

Non-Performing Assets in Dollars and as % of Total Assets


$ In Thousands
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0.10%
0.17%
0.17%
0.07%
0.08%
0.02%
0.04%
0.03%
0.01%
Continue at historically low levels
1998
1999
2000
2001
2002
2003
2004
2005
Mar-06

Table 1: The best of the biggest

The 100 largest public thrifts by asset size, ranked by financial performance for FY 2005

2005 Rank	Company (2004 Rank)	Ticker	State	Performance Score	Total Assets ($000)	Core ROAA (%)	Core ROAE (%)	Three-year Annual Core EPS Growth (%)	Efficiency Ratio (%)	NPAs + 90/ Assets (%)	NCOs/ Avg. Loans (%)
1	TrustCo Bank Corp NY (7)	TRST	NY	88.1	2,912,759	1.89	23.74	5.73	38.56	0.11	-0.04
2	Severn Bancorp Inc. (1)	SVBI	MD	86.1	845,695	1.84	21.85	17.36	33.95	0.20	0.06
3	Golden West Financial Corp. (5)	GDW	CA	82.8	124,615,163	1.27	18.72	15.69	28.33	0.31	0.04
4	IndyMac Bancorp Inc. (43)	NDE	CA	82.4	21,452,299	1.42	22.17	23.25	53.59	0.34	0.02
5	Provident Financial Holdings Inc. (20)	PROV	CA	82.3	1,632,122	1.24	15.88	26.79	49.06	0.04	0.20
6	Coastal Financial Corp. (18)	CFCP	SC	80.7	1,543,459	1.21	18.98	13.51	54.28	0.27	0.00
6	Harbor Florida Bancshares Inc. (6)	HARB	FL	80.7	3,012,185	1.61	15.30	11.24	41.12	0.07	0.12
8	Downey Financial Corp. (38)	DSL	CA	79.7	17,095,663	1.30	19.51	5.77	38.49	0.21	0.07
9	Commercial Capital Bancorp Inc. (10)	CCBI	CA	79.5	5,454,654	1.36	10.57	40.35	39.70	0.16	0.10
10	FirstFed Financial Corp. (9)	FED	CA	78.8	10,456,949	1.01	17.65	16.87	28.63	0.05	0.21
11	Hudson City Bancorp Inc. (3)	HCBK	NJ	75.8	28,075,353	1.13	7.48	14.47	22.51	0.07	0.03
12	Flushing Financial Corp. (8)	FFIC	NY	75.6	2,353,208	1.10	14.76	4.80	47.23	0.10	0.01
13	Pulaski Financial Corp. (25)	PULB	MO	74.0	789,861	1.05	16.55	20.62	57.50	0.85	0.00
13	Washington Federal Inc. (17)	WFSL	WA	74.0	8,234,450	1.93	12.84	-1.72	18.10	0.10	0.14
15	First Niagara Financial Group Inc. (39)	FNFG	NY	73.8	8,064,832	1.19	6.80	25.55	51.21	0.28	0.00
16	PFF Bancorp Inc. (26)	PFB	CA	73.7	3,911,061	1.12	12.93	11.04	51.72	0.55	-0.13
16	First Mutual Bancshares Inc. (24)	FMSB	WA	73.7	1,086,165	0.99	17.27	10.71	62.23	0.08	-0.01
18	Astoria Financial Corp. (13)	AF	NY	72.7	22,380,271	1.02	17.06	5.95	39.37	0.30	0.06
19	Sovereign Bancorp Inc. (50)	SOV	PA	71.9	63,678,726	1.12	12.04	7.24	50.69	0.41	0.00
20	New York Community Bancorp Inc. (2)	NYB	NY	71.8	26,283,705	1.25	9.71	-16.06	29.23	0.11	-0.01
21	Dime Community Bancshares Inc. (4)	DCOM	NY	71.6	3,126,226	1.21	13.85	-6.47	39.45	0.03	0.12
22	HMN Financial Inc. (31)	HMNF	MN	71.0	991,237	1.13	12.53	19.66	50.97	0.39	0.12
23	NewMil Bancorp Inc. (15)	NMIL	CT	70.1	872,991	1.08	16.00	10.94	57.35	0.18	0.10
24	NASB Financial Inc. (11)	NASB	MO	69.6	1,556,344	1.78	18.17	4.56	49.11	0.87	0.14
25	TierOne Corp. (53)	TONE	NE	67.6	3,222,275	1.05	11.28	33.91	53.74	0.68	0.14

Source: SNL Financial LC

Deposit Balances



$ In Thousands
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2000
2001
2002
2003
2004
2005
2006YTD
$295.3 million outflow as liquidity and funding costs managed against rise in interest rates
7% annualized growth in 1st Qtr. 2006 as more competitive pricing resumes

Loan to Deposit Ratio



Near preferred level of 100%
Increased beyond preferred level due to runoff in deposits during 2005
150%
100%
50%
0%
144%
129%
113%
107%
113%
136%
136%
2000
2001
2002
2003
2004
2005
2006Q1

DIME COMMUNITY BANCSHARES, INC.

Deposit Data



Checking
5%
2%
NOW
Savings
17%
CD's
52%
24%
Money Mkt.

March 31, 2006

Total Deposits = $1.95 Billion

Average Cost = 2.71%

Average Deposits / Branch = $92.7 Million

Retail Banking Initiatives

- More competitive pricing in order to stabilize deposit balance levels
- Early stages of formation of professional banking group to drive low-cost deposit generation (expected to favorably impact deposit costs in 2007 and beyond)
- Promotional passbook and DDA deposit campaign underway to seek added stable, low-cost deposit base
- Seeking to increase presence in existing markets



BRONX
Bronx
Port Washington
Westbury
Whitestone
Bayside
NASSAU
Jackson Heights
Hillcrest
Glen Oaks
Long Island City
Sunnyside
Flushing
Bellmore
Merrick
QUEENS
Greenpoint
Williamsburg
BROOKLYN
Midwood
Bay Ridge
Kings Highway
Bensonhurst
Marine Park

21st Branch Opened in March 2006. Promotional campaign very successful

Capital Generation

(Cash Return on Tangible Equity)



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.9%
21.0%
22.9%
25.0%
25.3%
16.1%
14.7%
1999
2000
2001
2002
2003
2005
1Q 2006

Tangible Equity



Well capitalized by all regulatory measures
Amt. (in millions)
As % of Tangible Assets
$350
$300
$250
$200
$150
$100
$50
$-
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
2000
2001
2002
2003
2004
2005
1Q2006

Excess Tangible Capital Allows for Future Growth Potential

(March 31, 2006)

Tangible Equity	Capital Ratio	Tang. Assets
$ 240,831	7.79%	$ 3,090,583
$ 240,831	5.50%	$ 4,378,745
Asset growth potential	=	$ 1,288,162

DIME COMMUNITY BANCSHARES, INC.

Excess Capital also Helps Facilitate

- Retention of quarterly cash dividend
- Treasury stock repurchases
  - Currently over 1.8 million shares authorized for future repurchase